                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07729

                         Hansberger Institutional Series
               (Exact name of registrant as specified in charter)

                           401 East Las Olas Boulevard
                                   Suite 1700
                         Fort Lauderdale, Florida 33301
               (Address of principal executive offices) (Zip code)

                          J. Christopher Jackson, Esq.
                           401 East Las Olas Boulevard
                                   Suite 1700
                         Fort Lauderdale, Florida 33301
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (954) 522-5150

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 to December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

See attached.

 LOGO
--------------------------------------------------------------------------------
                                  HANSBERGER
--------------------------------------------------------------------------------
                             INSTITUTIONAL SERIES
--------------------------------------------------------------------------------
ANNUAL REPORT

December 31, 2004

International Value Fund

Emerging Markets Fund

International Growth Fund

                            LETTER TO SHAREHOLDERS

Hansberger Institutional Series
International Value Fund
Emerging Markets Fund
International Growth Fund

February 15, 2005

Dear Fellow Shareholder:

   Equity markets fought considerable head winds in 2004. Elections of global leaders, rising oil and other commodity prices, natural disasters and terrorism each had varying impacts on stock exchanges around the world. After staging anemic returns during the first nine months of the year, most global markets rallied in the last quarter as some of these challenges abated. The MSCI All Country World Index rose 15.8% during the year ended December 31, 2004.

   The U.S. was fairly representative of the global index at large. Virtually flat the first nine months of the year, the MSCI U.S. Index significantly advanced in the last quarter of the year. The results of the presidential election in the U.S., reports of solid U.S. economic data, a continued environment of moderate inflation and lower oil prices were cited as reasons for gains in the U.S. market during the last quarter of the year. By year-end, the U.S. market had returned 10.7% for 2004 as measured by the MSCI U.S. Index.

   The MSCI ACWI ex U.S. Index, a broad-based unmanaged benchmark for international funds, was up 13.5% for 2004 in local terms. On the heels of a rising U.S. market, performance in the last quarter also improved in the major European markets such as Germany, France and the United Kingdom, which generated single-digit returns in their respective local currencies. Japan followed a slightly different route - opening the year strongly on the back of an improving economic picture, faltering in the third quarter and then joining the rest of the major markets in an upswing during the last quarter of 2004. U.S. investors in these four markets benefited further by the relative decline in the U.S. dollar, which fell versus the British pound, the European euro and the Japanese yen.

   In general, emerging markets were positive contributors to performance, with smaller markets such as Egypt and Colombia generating returns over 100% in U.S. dollars. There were some laggards, however, including Thailand and China which returned -0.9% and 1.9%, respectively.

   Forecasters are expecting most regions to report positive economic results in 2005, with global gross domestic product ("GDP") growth expected to top 3%. Consensus forecasts in the U.S. for 2005 are for approximately 3.5% in GDP growth. Meanwhile, the outlook for inflation looks tame as consumer prices are estimated to increase by approximately 2.4% on a global basis in 2005. These expectations for a modest economic and inflationary picture, combined with relatively attractive equity valuations, may result in another favorable year in 2005 for equities as an asset class.

   There are, however, still some issues that could dampen investor sentiment in 2005. For instance, U.S. fiscal imbalances, as measured by a low personal savings rate, a relatively high current account and budget deficits, could further tax confidence in the U.S. dollar. As in 2004, a weakening U.S. dollar may boost returns for U.S. investors in international equity markets. However, this could prove to be challenging to those companies with a geographic mis-match in assets and revenues.

   Other global wild cards for 2005 may involve China, oil and other commodities, and interest rates. The Chinese economy has been cited as underpinning certain commodity prices and serving as an outlet for some Japanese industries. However, due to governmental measures, the economy is expected to slow down somewhat during 2005. Oil prices, which reached a high of $55 a barrel in 2004, have fallen back somewhat, but they still remain high relative to historical prices. Lastly, many economists expect that both the Federal Funds rate and the yield on U.S. Treasury Notes will increase moderately in 2005, thereby thwarting any anticipated inflation.

   Barring exorbitant market level swings or concurrent negative movements in global economic factors, we anticipate that 2005 could be a year that favors our style of investing. Our style of international investing relies on understanding the various global forces and individual nuances that impact the outlook for company earnings and then building portfolios stock-by-stock with companies that we believe have attractive earnings, solid fundamentals and favorable prospective valuations.

   We are saddened that we begin 2005 on the heels of the tragedy caused by the recent earthquake and tsunami. Hansberger Global Investors applauds all political and corporate leaders who are striving to assist the victims by helping to rebuild infrastructure, homes and lives. It will be a difficult task and our thoughts and prayers are with them.

   Thank you for your confidence in the Hansberger Global Investors research team. We look forward to reviewing your investment with you at your convenience. In the meantime, we wish you, your families and colleagues a prosperous and healthy 2005.

                                          For Hansberger Global Investors,

                                          Thomas L. Hansberger, CFA
                                          Chairman and Chief Executive Officer

                                          Lauretta A. ("Retz") Reeves, CFA
                                          Chief Investment Officer - Value Team

Hansberger Institutional Series

About Your Fund's Expenses

As a shareholder of a Fund, you incur ongoing costs, including management fees and other expenses. These examples are intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Based on Actual Fund Return

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                                                                        Expenses Paid
                                                                         Beginning        Ending       During Period*
                                                                          Account         Account      July 1, 2004 --
                                                                           Value           Value        December 31,
                                                                        July 1, 2004 December 31, 2004      2004
                                                                        ------------ ----------------- ---------------
Based on Actual Fund Return
International Value Fund...............................................  $1,000.00       $1,122.50          $5.34
Emerging Markets Fund..................................................   1,000.00        1,234.80           7.02
International Growth Fund..............................................   1,000.00        1,134.80           5.37

Based on Hypothetical Return (5% average annual return before expenses)
International Value Fund...............................................  $1,000.00       $1,020.11          $5.08
Emerging Markets Fund..................................................   1,000.00        1,018.85           6.34
International Growth Fund..............................................   1,000.00        1,020.11           5.08

* These calculations are based on expenses incurred in the most recent fiscal half-year. The Funds' annualized six-month expense ratios for that period are: for the International Value Fund 1.00%, the Emerging Markets Fund 1.25% and for the International Growth Fund 1.00%. The dollar amounts shown as "Expenses Paid During Period" are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). For comparative purposes, the expenses hereon do not give effect to the purchase fee of .50% in effect for the International Growth Fund (see Note G herein for further information). If the purchase fee had been included in the Actual Return table then the beginning account value (net of the purchase fee of $5.00) would have been $995.00, the ending account value would have been $1,127.93 and the expenses paid during the period would have been $5.34. If the purchase fee had been included in the Hypothetical Return table then the beginning account value (net of the purchase fee of $5.00) would have been $995.00, the ending account value would have been $1,015.01 and the expenses paid during the period would have been $5.05.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL VALUE FUND

Market conditions during the year ended December 31, 2004

   In general, international equity markets faced similar challenges to that of the U.S. market in 2004. Investors monitored closely, and in some cases reacted strongly, to elections held in Spain, India, Ukraine and Taiwan. Terrorist actions in Spain, France and Saudi Arabia weighed heavily on investor confidence, as did rising oil prices and rising interest rates in some countries. As the U.S. presidential election was settled and the price of oil began to retreat, most international markets rebounded in the fourth quarter. In local terms, the MSCI ACWI ex U.S. Index return was 13.5% in 2004.

   In addition to local market action, U.S. investors in foreign securities received a bonus in 2004 in the form of a weaker U.S. dollar. The currency markets seemed particularly concerned over the low personal savings rate in the U.S. as well as high current account and budget deficits. The U.S. dollar fell versus the European euro and the Japanese yen by 7.2% and 4.4%, respectively, during 2004. The MSCI ACWI ex U.S. Index rose by 21.4% during the year in U.S. dollar terms.

   European markets seemed to take their cue from the U.S. market, turning in meager performance the first nine months of 2004. However, during the last quarter, the European market enjoyed a fourth quarter "Santa Claus" rally as the price of oil retreated from its high of $55 per barrel in October to below $45 a barrel in December. The MSCI European Index ended up 21.4% for the year.

   The performance of Asian markets during the year was mixed. Australia benefited from both its export capabilities as well as its domestic market strengths. Hong Kong, threatened by its ties to China, was down sharply early in the year and then rebounded as a result of a continued inflow of foreign capital. On the other hand, Japan started off the year well on expectations of strong gross domestic product ("GDP") growth, and then retreated as investors digested much lower expected growth for 2005. The Japanese Index still ended the year in positive territory after returning 16.0%. For the year, the MSCI Asia Developed Index was up 16.7%.

   Emerging markets performed well overall with some smaller markets such as Egypt and Colombia returning over 120% in U.S. dollar terms. South Korea, however, appreciated only 22.7% as the government cut interest rates to stimulate the domestic environment. The Thailand stock market retreated for the year and the China market was up a modest 1.9%. The former reacted to domestic unrest, unstable banks and bird flu. The China stock market felt the heat of the government's attempts to slow down the economy. The MSCI Emerging Markets Free Index appreciated 26.0% for the year.

Fund performance during the year ended December 31, 2004

   The International Value Fund's performance for the year was 16.6% vs. the MSCI ACWI ex U.S. Index return of 21.4%.

   A 5.0% overweighting to Korea combined with disappointing performance of the Fund's Korean holdings lowered the relative return. The Fund's Korean holdings returned 7.6% while the MSCI Korea Index was up 22.9%. An overweighting to the Hong Kong dollar, which is linked to the U.S. dollar, as well as an underweighting to the Australian dollar also, lowered the relative return.

   Partially offsetting the above, German securities held by the Fund returned 31.6% while the MSCI Germany Index was up 16.8%.

Market Outlook

   Economists are predicting global GDP growth of greater than 3% for 2005 and consumer price increases slightly below that level. This economic picture is not expected to be uniform, however, across all regions and countries. For example, consensus estimates for GDP growth approximate the following for 2005:
2.0% in Western Europe, 5.5% in Eastern Europe, 3.1% in Asia Pacific and 3.9% in Latin America.

   China's GDP growth is expected to decelerate, in part the result of the government's attempt to slow down overheated parts of the economy, but is still expected to be at least twice the average for the rest of the world. The deceleration of this growth rate; however, may have a follow on effect on commodity prices and the economies in other trading partners. For example, Japan's GDP growth is expected to slip from over 3% in 2004 to approximately 1.5% in 2005 with a slow-down in exports cited as one of the reasons. Most emerging markets, however, are still expected to show growth rates above the rest of the world.

   Our investment philosophy of buying attractively valued stocks with good fundamentals has caused us to construct portfolios with biases towards large market capitalization securities that we consider to be of high quality. We are comfortable with this bias as we enter 2005.

   Thank you for your confidence in the Hansberger Global Investors research team. We look forward to reviewing your investment with you at your convenience.

                                          For the International Value Fund Team,

                                          Lauretta A. ("Retz") Reeves, CFA
                                          Chief Investment Officer - Value Team
                                          Hansberger Global Investors, Inc.

                Change in value of a $10,000 Investment in the
             International Value Fund vs. MSCI ACWI ex U.S. Index
                                1/1/97-12/31/04

                                    [CHART]
              Hansberger
             International          MSCI ACWIxUS
              Value Fund               Index
           -------------------     --------------
12/96            $10,000              $10,000
 1/97             10,178                9,816
 2/97             10,366                9,996
 3/97             10,247                9,975
 4/97             10,326               10,059
 5/97             10,642               10,681
 6/97             11,087               11,270
 7/97             11,413               11,498
 8/97             10,889               10,594
 9/97             11,354               11,167
10/97             10,376               10,216
11/97              9,881               10,088
12/97              9,854               10,204
 1/98              9,924               10,510
 2/98             10,578               11,211
 3/98             11,112               11,598
 4/98             11,132               11,681
 5/98             10,669               11,469
 6/98             10,065               11,426
 7/98             10,113               11,535
 8/98              8,315                9,908
 9/98              8,002                9,699
10/98              8,871               10,715
11/98              9,214               11,291
12/98              9,170               11,680
 1/99              9,150               11,667
 2/99              8,833               11,406
 3/99              9,436               11,957
 4/99             10,663               12,555
 5/99             10,356               11,965
 6/99             11,041               12,515
 7/99             11,139               12,808
 8/99             11,118               12,853
 9/99             10,852               12,940
10/99             11,139               13,421
11/99             11,252               13,958
12/99             11,853               15,289
 1/00             11,337               14,460
 2/00             10,986               14,850
 3/00             11,719               15,409
 4/00             10,914               14,549
 5/00             10,738               14,177
 6/00             11,234               14,780
 7/00             10,972               14,197
 8/00             11,066               14,373
 9/00             10,630               13,575
10/00             10,184               13,144
11/00             10,008               12,554
12/00             10,609               12,983
 1/01             10,806               13,178
 2/01             10,131               12,134
 3/01              9,258               11,277
 4/01              9,975               12,044
 5/01              9,861               11,711
 6/01              9,560               11,262
 7/01              9,438               11,011
 8/01              9,271               10,738
 9/01              8,020                9,599
10/01              8,260                9,868
11/01              8,740               10,319
12/01              8,974               10,452
 1/02              8,754               10,004
 2/02              8,900               10,076
 3/02              9,372               10,624
 4/02              9,529               10,693
 5/02              9,739               10,809
 6/02              9,278               10,342
12/02              7,855                8,919
 6/03              8,590                9,909
12/03             11,162               12,612
 6/04             11,596               13,129
12/04             13,018               15,306


                                               Total Return
----------------------------------------------------------------------------------
Time Period                International Value Fund    MSCI ACWI ex U.S. Index
----------------------------------------------------------------------------------
One Year                            16.62%                      21.36%
----------------------------------------------------------------------------------
Average Annual Three Year           13.20%                      13.56%
----------------------------------------------------------------------------------
Average Annual Five Year             1.89%                       0.02%
----------------------------------------------------------------------------------
Average Annual
Since Inception (12/30/96)           3.36%                       5.47%

                                 . . . .  International Value Fund
                                 ----  MSCI ACWI ex U.S. Index

The above graph compares the Fund's performance with the MSCI All Country World Index ex U.S. (the "Index"), a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund's shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

  International Value Fund

  Portfolio of Investments
  December 31, 2004



                                          Value
  Shares                                (Note A1)
---------------------------------------------------
           Common Stocks - 98.5%
           Brazil - 3.3%
  126,000    Banco Bradesco S.A.
              ADR..................... $ 3,157,560
  104,200    Companhia Energetica
              de Minas Gerais
              ADR.....................   2,557,068
   93,762    Petroleo Brasileiro S.A.
              ADR.....................   3,729,852
                                       -----------
                                         9,444,480
                                       -----------
           China - 2.9%
  805,515    China Mobile (Hong
              Kong) Ltd...............   2,730,752
6,663,024    Denway Motors Ltd........   2,378,825
1,954,900    Ping An Insurance
              Group Co. of China
              Ltd., Class H (a).......   3,319,912
                                       -----------
                                         8,429,489
                                       -----------
           Finland - 3.5%
  207,900    Nokia Oyj................   3,283,673
  122,126    TietoEnator Oyj..........   3,884,395
  135,087    UPM-Kymmene Oyj..........   3,003,974
                                       -----------
                                        10,172,042
                                       -----------
           France - 14.0%
  178,949    Axa......................   4,422,038
   59,382    BNP Paribas..............   4,302,109
   83,200    Carrefour S.A............   3,962,660
   97,247    European Aeronautic
              Defence & Space
              Co......................   2,827,394
   43,262    Groupe Danone............   3,995,723
   29,014    Lafarge S.A..............   2,800,047
   29,169    Sanofi-Aventis...........   2,331,300
   55,642    Schneider Electric
              S.A.....................   3,872,327
   32,877    Societe Generale,
              Class A.................   3,327,026
  102,279    Suez S.A.................   2,727,626
   27,222    Total S.A................   5,946,142
                                       -----------
                                        40,514,392
                                       -----------
           Germany - 8.2%
   18,712    Adidas-Salomon AG........   3,030,749
   43,940    Deutsche Bank AG
              (Registered)............   3,900,072
   58,495    E. on AG.................   5,341,437
   38,700    Fresenius Medical Care
              AG......................   3,111,466
   67,081    Linde AG.................   4,186,067

                                        Value
  Shares                              (Note A1)
-------------------------------------------------
           Germany (continued)
   38,200    Schering AG............ $ 2,854,746
   37,067    Volkswagen AG PFD......   1,234,391
                                     -----------
                                      23,658,928
                                     -----------
           Hong Kong - 5.2%
  314,575    HSBC Holdings plc......   5,382,747
4,688,100    Johnson Electric
              Holdings Ltd..........   4,553,779
  404,854    Hutchison Whampoa
              Ltd...................   3,789,305
  174,656    Wing Hang Bank Ltd.....   1,224,639
                                     -----------
                                      14,950,470
                                     -----------
           Italy - 4.5%
  279,191    Ente Nazionale
              Idrocarburi S.p.A.....   6,990,212
  145,210    Luxottica Group S.p.A.
              ADR...................   2,960,832
  248,605    Saipem S.p.A...........   2,990,560
                                     -----------
                                      12,941,604
                                     -----------
           Japan - 16.1%
  384,000    Asahi Glass Co., Ltd...   4,234,605
   90,200    Canon, Inc.............   4,867,825
  205,200    JS Group Corp..........   3,726,722
  104,000    Kao Corp...............   2,659,120
2,251,000    Kawasaki Heavy
              Industries Ltd........   3,690,524
1,162,000    Mazda Motor Corp.......   3,651,449
  512,000    NEC Corp...............   3,182,824
  197,500    Pioneer Corp...........   3,854,787
   24,100    Rohm Co., Ltd..........   2,493,022
  101,300    Sony Corp..............   3,914,785
  766,000    Sumitomo Trust &
              Banking Co., Ltd......   5,539,241
   59,700    Takeda Pharmaceutical
              Co., Ltd..............   3,006,265
   49,300    World Co Ltd...........   1,732,019
                                     -----------
                                      46,553,188
                                     -----------
           Korea - 5.5%
   72,934    Kookmin Bank (a).......   2,853,388
   68,300    LG Chem Ltd. (a).......   2,721,576
   11,400    Samsung Electronics
              Co., Ltd..............   4,961,070
   11,900    Shinsegae Co.,
              Ltd. (a)..............   3,270,431
   94,000    SK Telecom Co., Ltd.
              ADR...................   2,091,500
                                     -----------
                                      15,897,965
                                     -----------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2004


                                           Value
  Shares                                 (Note A1)
-------------------------------------------------------
              Common Stocks (continued)
              Mexico - 1.1%
    86,784      Cemex S.A. de C.V.
                 ADR................... $ 3,160,673
                                        -----------
              Netherlands - 5.3%
   168,471      ABN AMRO Holding
                 N.V...................   4,463,097
    78,070      Akzo Nobel N.V.........   3,329,940
   170,472      ING Groep N.V..........   5,157,955
    91,267      Koninklijke (Royal)
                 Philips Electronics
                 N.V...................   2,420,307
                                        -----------
                                         15,371,299
                                        -----------
              Singapore - 2.3%
   424,600      DBS Group Holdings
                 Ltd...................   4,187,736
   368,900      Singapore Airlines
                 Ltd...................   2,576,243
                                        -----------
                                          6,763,979
                                        -----------
              South Africa - 1.1%
 1,229,397      Old Mutual plc.........   3,127,423
                                        -----------
              Spain - 2.3%
   538,534      Telefonica Moviles
                 S.A...................   6,778,342
                                        -----------
              Switzerland - 5.7%
   412,200      ABB Ltd. (a)...........   2,301,882
    72,600      Credit Suisse
                 Group (a).............   3,051,869
    61,700      Lonza Group AG
                 (Registered)..........   3,472,694
    17,222      Nestle S.A.
                 (Registered)..........   4,505,800
    64,757      Novartis AG
                 (Registered)..........   3,263,192
                                        -----------
                                         16,595,437
                                        -----------
              Taiwan - 0.7%
 1,241,520      Taiwan Semiconductor
                 Manufacturing Co.,
                 Ltd...................   1,978,440
                                        -----------
              United Kingdom - 16.8%
   979,296      Compass Group plc......   4,629,871
   256,537      GlaxoSmithKline plc....   6,018,660
 1,225,572      Group 4 Securicor
                 plc (a)...............   3,294,166
   337,512      HBOS plc...............   5,494,949
   558,283      Kingfisher plc.........   3,320,048
   499,714      Lloyds TSB Group plc...   4,537,966
21,654,814      Rolls-Royce Group plc,
                 Class B...............      39,496

                                        Value
  Shares                              (Note A1)
-------------------------------------------------
           United Kingdom (continued)
   602,369   Rolls-Royce Group
              plc (a)............... $  2,856,526
   146,907   Royal Bank of Scotland
              Group plc.............    4,941,459
 1,362,825   Signet Group plc.......    2,878,137
   157,518   Standard Chartered
              plc...................    2,928,926
   350,752   Unilever plc...........    3,444,486
 1,468,487   Vodafone Group plc.....    3,982,329
                                     ------------
                                       48,367,019
                                     ------------
           Total - Common Stocks
             (Cost $224,937,635)....  284,705,170
                                     ------------

   Face
  Amount
-----------
           U.S. Government Obligation - 1.4%
           U.S. Treasury Bill - 1.4%
$3,878,000   3/17/05, 2.15% (b)
              (Cost $3,860,745).....    3,861,619
                                     ------------
           TOTAL INVESTMENTS -- 99.9%
             (Cost $228,798,380)....  288,566,789
           Other Assets and
            Liabilities
            (Net) -- 0.1%...........      428,422
                                     ------------
           NET ASSETS -- 100.0%..... $288,995,211
                                     ============

(a)Non-income producing securities
(b)Zero coupon security - rate disclosed is the market yield as of December 31, 2004.
ADRAmerican Depositary Receipt
PFDPreferred
                            Sector Diversification

                                              % of
                                              Net
                                             Assets Market Value
                ------------------------------------------------
                Financials..................  26.1  $ 75,320,103
                Consumer Discretionary......  13.6    39,276,638
                Industrials.................  13.1    37,762,973
                Information Technology......   8.5    24,651,248
                Materials...................   7.8    22,674,968
                Health Care.................   7.1    20,585,633
                Energy......................   6.8    19,656,763
                Consumer Staples............   6.4    18,567,789
                Telecommunication
                 Services...................   5.4    15,582,926
                Utilities...................   3.7    10,626,129
                U.S. Government Obligation..   1.4     3,861,619
                                             -----  ------------
                  Total Investments.........  99.9   288,566,789
                Other Assets and Liabilities
                 (Net)......................   0.1       428,422
                                             -----  ------------
                  Net Assets................ 100.0  $288,995,211
                                             =====  ============

The accompanying notes are an integral part of the financial statements.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the year ended December 31, 2004

   Emerging markets started the year with good momentum, following the solid gains posted in 2003. However, shortly after the start of the year, global investors were confronted with a new set of issues, which increased market volatility during the middle of the year, but in the end, it was another positive year for the asset class, which saw its second consecutive double digit return.

   Global investors were impacted by political issues, particularly by elections in the first half of the year, the terrorist acts in Spain and other countries and the news that Chinese authorities were deliberately trying to cool down the economy. These events put a damper on the positive momentum seen during the first quarter and caused a severe correction in the second quarter of the year. The surprising results of the elections in Spain and India caused strong negative reaction from investors outside the U.S. These markets had already been affected by the impeachment procedures against President Roh in Korea, and the alleged assassination attempt to the Taiwanese President, which ultimately proved to be a non-event as far as the markets were concerned. However, successful elections in Russia and the political stability in Mexico, Brazil and South Africa helped offset the political uncertainty coming from Asia.

   Emerging markets regained their momentum towards the end of the second quarter. Terrorist fears did not materialize, credit rate increases were moderate, the Chinese economy proved to be very resilient and Eastern Europe continued its march towards full integration into the European Community. Rising oil and commodity prices, as well as rising interest rates in some countries and the U.S. presidential election weighed heavily on emerging markets for the remainder of the year, but as the U.S. election was settled and the price of oil and other commodities began to retreat, emerging markets consolidated their gains in the second half.

   In addition to local market return, U.S. investors in foreign securities received a bonus in 2004 in the form of a weaker U.S. dollar. The currency markets seemed particularly concerned over the low personal savings rate in the U.S. and high current account and budget deficits. The U.S. dollar fell versus the major currencies in the world as well as versus many emerging market currencies.

Fund performance during the year ended December 31, 2004

   The Emerging Market Fund's (the "Fund") performance for the year was 20.7% vs. the MSCI Emerging Markets Free Index return of 26.0%.

   The Fund's holdings of a different mix of currencies than the Index lowered the relative performance. An overweighting to the Brazilian real and an underweighting to the South African rand as well as the exposure to the U.S. dollar through the base currency each hurt relative performance.

   Disappointing performance of the Fund's Korean stocks also lowered relative performance. The Fund's Korean holdings returned 10.9% while the MSCI Korea Index was up 22.9%.

   Partially offsetting the above, strong performance from the Fund's Taiwanese holdings helped the Fund's return relative to the Index. The Fund's Taiwanese stocks returned 22.0% while the MSCI Taiwan Index was up 9.9%.

Market Outlook

   As we head into 2005, we remain optimistic about emerging markets and believe that 2005 may be another positive year. Potential risks, we believe include a potential devaluation of the U.S. dollar as well as a potential slowdown in the global economy, particularly in the U.S.

   We continue to employ a value strategy by focusing our search on fundamentally solid companies in the emerging markets universe that trade at significant discounts to their earnings outlook and/or their book values. Stock selection continues to be based on stock specific factors, as opposed to macro-only strategies, seeking to obtain strong capital appreciation.

   Thank you for your continued confidence and trust in us. We look forward to meeting with you to discuss your investment at your convenience.

                                          For the Emerging Markets Fund Team,

                                          Francisco J. Alzuru, CFA
                                          Managing Director of Latin America
                                          Hansberger Global Investors, Inc.

                    Change in value of a $10,000 Investment
       in the Emerging Markets Fund vs. MSCI Emerging Markets Free Index
                                1/1/97-12/31/04


                                    [CHART]

            Hansberger Emerging        MSCI Emerging
               Markets Fund         Markets Free Index
            -------------------     ------------------
12/96            $10,000                 $10,000
 1/97             10,375                  10,682
 2/97             10,623                  11,140
 3/97             10,356                  10,847
 4/97             10,375                  10,866
 5/97             10,603                  11,177
 6/97             11,215                  11,775
 7/97             11,947                  11,951
 8/97             11,334                  10,430
 9/97             11,483                  10,719
10/97              9,753                   8,960
11/97              8,647                   8,633
12/97              8,489                   8,841
 1/98              7,720                   8,148
 2/98              8,579                   8,999
 3/98              8,759                   9,389
 4/98              8,679                   9,287
 5/98              7,570                   8,014
 6/98              6,671                   7,173
 7/98              6,701                   7,401
 8/98              4,754                   5,261
 9/98              4,934                   5,595
10/98              5,553                   6,184
11/98              6,152                   6,698
12/98              5,924                   6,601
 1/99              6,005                   6,495
 2/99              5,795                   6,558
 3/99              6,406                   7,422
 4/99              7,670                   8,340
 5/99              7,629                   8,292
 6/99              8,632                   9,233
 7/99              8,231                   8,982
 8/99              8,101                   9,064
 9/99              7,399                   8,757
10/99              7,690                   8,943
11/99              8,391                   9,745
12/99              9,825                  10,985
 1/00              9,474                  11,050
 2/00              9,454                  11,196
 3/00              9,855                  11,251
 4/00              8,863                  10,184
 5/00              8,331                   9,763
 6/00              8,792                  10,107
 7/00              8,612                   9,587
 8/00              8,832                   9,634
 9/00              7,800                   8,793
10/00              7,258                   8,156
11/00              6,637                   7,443
12/00              6,995                   7,622
 1/01              7,792                   8,672
 2/01              7,296                   7,993
 3/01              6,513                   7,208
 4/01              6,955                   7,564
 5/01              7,236                   7,654
 6/01              7,005                   7,497
 7/01              6,584                   7,023
 8/01              6,543                   6,954
 9/01              5,781                   5,878
10/01              6,142                   6,243
11/01              6,754                   6,894
12/01              7,039                   7,442
 1/02              7,475                   7,694
 2/02              7,495                   7,820
 3/02              7,941                   8,290
 4/02              8,134                   8,344
 5/02              8,063                   8,211
 6/02              7,536                   7,595
12/02              6,936                   6,995
 6/03              8,048                   8,124
12/03             10,724                  10,932
 6/04             10,477                  10,847
12/04             12,938                  13,769


                                                      Total Return
-----------------------------------------------------------------------------------------
Time Period                                                   MSCI Emerging Markets
                                  Emerging Markets Fund       Free Index
-----------------------------------------------------------------------------------------
One Year                                   20.65%                      25.95%
-----------------------------------------------------------------------------------------
Average Annual Three Year                  22.50%                      22.77%
-----------------------------------------------------------------------------------------
Average Annual Five Year                    5.66%                       4.62%
-----------------------------------------------------------------------------------------
Average
Annual Since Inception (12/30/96)           3.28%                       4.08%

                                 . . . .  Emerging Markets Fund
                                 ----  MSCI EMF Index

The above graph compares the Fund's performance with the MSCI Emerging Markets Free Index (the "Index"), a broad-based unmanaged index that represents the general performance of equity securities in developing markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund's shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

  Emerging Markets Fund

  Portfolio of Investments
  December 31, 2004



                                           Value
   Shares                                (Note A1)
-------------------------------------------------------
                Common Stocks - 99.0%
                Argentina - 1.0%
     87,346       Tenaris S.A. ADR..... $  4,271,219
                                        ------------
                Brazil - 13.0%
    282,000       Banco Bradesco
                   S.A.................    6,051,958
    105,300       Companhia Brasileira
                   de Distribuicao
                   Grupo Pao de
                   Acucar ADR..........    2,695,680
227,000,000       Companhia
                   Energetica de
                   Minas Gerias........    4,861,355
    267,100       Companhia Vale do
                   Rio Doce S.A.
                   ADR.................    6,511,898
    201,508       Empresa Brasileira
                   de Aeronautica
                   S.A. ADR............    6,738,428
    368,000       Petroleo Brasileiro
                   S.A. ADR............   14,639,040
    432,000       TeleNorte Leste
                   Participacoes S.A.
                   ADR.................    7,287,840
  1,100,453       Telesp Celular
                   Participacoes S.A.
                   ADR (a).............    7,483,080
                                        ------------
                                          56,269,279
                                        ------------
                Chile - 1.1%
    569,100       Enersis S.A.
                   ADR (a).............    4,843,041
                                        ------------
                China - 7.0%
  2,612,600       China Mobile (Hong
                   Kong) Ltd...........    8,856,898
  7,424,200       Datang International
                   Power Generation
                   Co., Ltd.,
                   Class H.............    5,587,707
 15,111,400       Denway Motors
                   Ltd.................    5,395,054
  6,286,000       Ping An Insurance
                   Group Co. of
                   China Ltd.,
                   Class H (a).........   10,675,209
                                        ------------
                                          30,514,868
                                        ------------
                Croatia - 0.8%
    259,000       Pliva d.d. GDR (b)...    3,347,057
                                        ------------
                Hong Kong - 6.2%
    368,876       HSBC Holdings plc....    6,311,900

                                        Value
   Shares                             (Note A1)
-------------------------------------------------
             Hong Kong (continued)
  1,023,600    Hutchison Whampoa
                Ltd................. $  9,580,570
 11,053,300    Johnson Electric
                Holdings Ltd........   10,736,606
                                     ------------
                                       26,629,076
                                     ------------
             Hungary - 3.5%
    435,000    BorsodChem Rt........    4,450,500
     50,500    Gedeon Richter Rt....    6,343,075
    148,700    OTP Bank Rt..........    4,582,988
                                     ------------
                                       15,376,563
                                     ------------
             India - 6.6%
    232,300    Dr. Reddy's
                Laboratories
                Ltd.................    4,624,090
    977,600    Gujarat Ambuja
                Cements Ltd.........    9,030,487
  1,415,500    Hindustan Lever
                Ltd.................    4,672,745
  2,572,600    Zee Telefilms Ltd....   10,125,877
                                     ------------
                                       28,453,199
                                     ------------
             Indonesia - 2.6%
 17,951,500    Indonesian Satelite
                Corp. TbK PT........   11,119,970
                                     ------------
             Korea - 18.3%
    163,700    Hyundai Motor Co.,
                Ltd. (a)............    8,776,420
    336,256    Kookmin Bank
                ADR (a).............   13,140,885
    299,300    LG Chem Ltd. (a).....   11,926,319
     47,142    Samsung Electronics
                Co., Ltd............   20,515,331
     44,000    Shinsegae Co.,
                Ltd. (a)............   12,092,349
    568,000    SK Telecom Co., Ltd.
                ADR.................   12,638,000
                                     ------------
                                       79,089,304
                                     ------------
             Malaysia - 1.0%
  1,688,100    Maxis Communications
                Bhd.................    4,153,614
                                     ------------
             Mexico - 6.9%
    174,600    America Movil S.A.
                de C.V. ADR.........    9,140,310
    313,544    Cemex S.A. de C.V.
                ADR.................   11,419,272
    169,200    Coca-Cola Femsa S.A.
                de C.V. ADR.........    4,020,192

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2004


                                        Value
   Shares                             (Note A1)
-------------------------------------------------
             Common Stocks (continued)
             Mexico (continued)
   857,600     Grupo Financiero
                Banorte S.A. de
                C.V................. $  5,400,872
                                     ------------
                                       29,980,646
                                     ------------
             Poland - 1.1%
    99,000     Prokom Software
                S.A. (a)............    4,858,450
                                     ------------
             Russia - 4.7%
    75,600     LUKOIL ADR...........    9,289,350
    97,900     GMK Norilsk Nickel
                ADR.................    5,433,450
   378,700     Wimm-Bill-Dann
                Foods OJSC
                ADR (a).............    5,419,197
                                     ------------
                                       20,141,997
                                     ------------
             Singapore - 3.6%
 1,195,680     DBS Group Holdings
                Ltd.................   11,792,727
   562,700     Singapore Airlines
                Ltd.................    3,929,662
                                     ------------
                                       15,722,389
                                     ------------
             South Africa - 10.7%
   466,500     Barloworld Ltd.......    8,802,121
   656,175     Nedcor Ltd...........    9,061,534
 4,800,000     Network Healthcare
                Holdings Ltd. (a)...    4,302,640
 3,366,500     Old Mutual plc.......    8,563,938
 1,040,727     Standard Bank
                Group Ltd...........   12,155,285
   191,000     Telkom S.A. Ltd......    3,322,476
                                     ------------
                                       46,207,994
                                     ------------
             Taiwan - 8.6%
 3,435,300     Asustek Computer,
                Inc.................    9,160,077
 9,556,047     Chinatrust Financial
                Holding Co., Ltd....   11,428,658
 3,275,892     President Chain
                Store Corp..........    5,272,021
 7,045,681     Taiwan
                Semiconductor
                Manufacturing
                Co., Ltd............   11,227,734
                                     ------------
                                       37,088,490
                                     ------------
             Thailand - 1.2%
 1,830,900     Advanced Info
                Service Public
                Co., Ltd............    5,042,633
                                     ------------

                                         Value
    Shares                             (Note A1)
--------------------------------------------------
               Turkey - 1.1%
 1,279,846,619   Haci Omer Sabanci
                  Holding A.S........ $  4,982,718
                                      ------------
               Total -- Common Stocks
                 (Cost $299,424,387).  428,092,507
                                      ------------

    No. of
    Rights
---------------
               Rights - 0.0%
               Brazil - 0.0%
        10,401   Banco Bradesco
                  S.A. Subscription
                  Receipts (a)
                  (Cost $49,197).....       66,573
                                      ------------

     Face
    Amount
---------------
               U.S. Government Obligation - 0.8%
               U.S. Treasury Bill - 0.8%
$    3,689,000   3/17/05, 2.15% (c)
                  (Cost $3,672,481)..    3,673,417
                                      ------------
               TOTAL INVESTMENTS -- 99.8%
                 (Cost $303,146,065).  431,832,497
               Other Assets and
                Liabilities
                (Net) -- 0.2%........      694,361
                                      ------------
               NET ASSETS -- 100%.... $432,526,858
                                      ============

(a)Non-income producing securities.
(b)144A Security - Certain conditions for public sale may exist. At December 31, 2004, the value of this security is $3,347,057 or 0.77% of net asets.
(c)Zero coupon security - rate disclosed is the market yield as of December 31, 2004.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt
                            Sector Diversification

                                              % of
                                              Net      Market
                                             Assets    Value
                ------------------------------------------------
                Financials..................  24.1  $104,215,240
                Telecommunication
                 Services...................  16.0    69,044,822
                Materials...................  11.3    48,771,926
                Information Technology......  10.6    45,761,592
                Industrials.................   9.2    39,787,386
                Consumer Discretionary......   8.4    36,389,700
                Energy......................   6.5    28,199,609
                Consumer Staples............   5.1    22,079,840
                Health Care.................   4.3    18,616,862
                Utilities...................   3.5    15,292,103
                U.S. Government Obligation..   0.8     3,673,417
                                             -----  ------------
                  Total Investments.........  99.8   431,832,497
                Other Assets and Liabilities
                 (Net)......................   0.2       694,361
                                             -----  ------------
                  Net Assets................ 100.0  $432,526,858
                                             =====  ============

The accompanying notes are an integral part of the financial statements.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL GROWTH FUND

Market conditions during the year ended December 31, 2004

   For most of 2004, stocks of relatively larger, growth-oriented, quality companies that this fund favors lagged value stocks, which tend to perform well during periods of economic growth and low interest rates. The effects of rate hikes in the United Kingdom, the United States and other countries have yet to trigger a resurgence in quality growth stocks.

Fund performance for the year ended December 31, 2004

   The International Growth Fund's (the "Fund") return was 14.1% versus 21.4% for the MSCI ACWI ex U.S. Index (the "Index").

   The Fund's holdings in the Europe ex U.K. region underperformed the MSCI Europe ex U.K. Index 13.2% to 22.4%. Disappointing stock selection in Denmark, Ireland, and Italy each had a negative impact. The Fund's Japanese holdings lowered the relative return through the Fund's underweighting to that country and due to disappointing stock selection. The Fund's Japanese holdings were up 5.2% while the MSCI Japan Index was up 16.0%. Holding a different mix of currencies than the Index lowered the relative return.

   Geographic regions that benefited the Fund included North America and the Pacific rim ex Japan. The Fund's North American (Canadian) stocks were up 43.0% while the MSCI Canada Index was up only 22.8%. Meanwhile, the Fund's holdings in Pacific Ex-Japan were up 42.6% versus the MSCI Pacific ex Japan Index, which was up 29.5%. Relative underweightings in North America (Canada) and Pacific rim ex Japan reduced the relative benefit to the Fund however.

Market Outlook

   As we enter 2005, the outlook for the global economy continues to support growth in corporate earnings and cash flows. With expectations for global gross domestic product growth of approximately 3% and modest inflationary pressures, the Fund continues to be structured towards high quality growth companies across the world. We continue to feel that the price of high quality secular growth has become very attractive relative to other segments of the market.

   In closing, 2005 may bring more moderate growth to the global economy and at the same time continue to provide valuation support for equities versus bonds. As interest rates continue to climb from multi-year lows in the U.S., the potential, in our view, for many other major countries around the world not to follow suit is quite high given the relative appreciation of their currencies and lack of wage inflation pressures. As the cyclical bounce in profitability from the distressed areas of the marketplace moves to sustainability, and the market reflects on a 2005 void of major elections in the U.S. and spiking commodity prices, we feel that a portfolio filled with high quality companies in secular growth segments of the market is priced at levels we have not seen in quite some time.

   We thank you for your continued confidence in us and look forward to meeting with you to discuss your investment.

                                          For the International Growth Fund
                                            Team,

                                          Thomas R. Tibbles, CFA
                                          Chief Investment Officer - Growth Team
                                          Hansberger Global Investors, Inc.

 Change in value of a $10,000 Investment in the International Growth Fund vs.
                   MSCI ACWI ex U.S. Index 6/23/03-12/31/04

                                    [CHART]

             Hansberger International    MSCI ACWIxUS
                  Growth Fund               Index
             ------------------------    ------------
 6/03               $ 9,950                $10,000
 7/03                10,348                 10,110
 8/03                10,766                 10,911
 9/03                10,846                 10,703
10/03                11,572                 11,397
11/03                11,671                 11,645
12/03                12,465                 12,535
12/04                14,218                 14,985


     ----------------------------------------------------------------------

                                               Total Return
     ----------------------------------------------------------------------
     Time Period                International Growth Fund MSCI ACWI ex U.S.
                                                          Index
     ----------------------------------------------------------------------
     One Year                            14.06%                21.36%
     ----------------------------------------------------------------------
     Average Annual
     Since Inception (6/23/03)           26.25%                30.21%
     ----------------------------------------------------------------------

                                 . . . .  International Growth Fund
                                 ----  MSCI ACWI ex U.S. Index

The above graph compares the Fund's performance with the MSCI All Country World Index ex U.S. (the "Index"), a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund's shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

  International Growth Fund

  Portfolio of Investments
  December 31, 2004


                                            Value
 Shares                                   (Note A1)
-------------------------------------------------------
            Common Stocks - 98.3%
            Canada - 3.1%
 15,000       Manulife Financial
               Corp..................... $   693,000
 18,200       Suncor Energy, Inc........     644,280
                                         -----------
                                           1,337,280
                                         -----------
            China - 1.2%
 30,000       China Mobile
               (Hong Kong) Ltd.
               ADR......................     514,800
                                         -----------
            Denmark - 2.0%
 70,500       Vestas Wind Systems
               A/S (a)..................     876,008
                                         -----------
            Finland - 2.3%
 37,000       Nokia Oyj ADR.............     579,790
 27,300       Stora Enso Oyj............     418,202
                                         -----------
                                             997,992
                                         -----------
            France - 14.0%
 29,100       Axa ADR...................     720,225
 21,700       Bouygues S.A..............   1,002,854
  8,500       Companhia Generale D'
               Optique Essilor
               International S.A........     666,066
  9,500       L'Oreal S.A...............     721,184
  9,400       Societe Generale,
               Class A..................     951,244
 24,100       STMicroelectronics N.V.
               (N.Y. Shares)............     465,612
 27,700       Thomson...................     732,316
  7,900       Total S.A. ADR............     867,736
                                         -----------
                                           6,127,237
                                         -----------
            Germany - 6.5%
  3,700       Allianz AG................     488,589
 14,900       Deutsche Boerse AG........     896,187
    609       Porsche AG PFD............     386,326
 13,900       SAP AG ADR................     614,519
  5,200       Siemens AG
               (Registered).............     440,767
                                         -----------
                                           2,826,388
                                         -----------
            Hong Kong - 6.5%
152,500       Esprit Holdings Ltd.......     922,138
 52,000       Hutchison Whampoa Ltd.....     486,703
489,500       Johnson Electric Holdings
               Ltd......................     475,475
266,000       Li & Fung Ltd.............     448,313
355,023       Shangri-La Asia Ltd.......     509,283
                                         -----------
                                           2,841,912
                                         -----------

                                           Value
 Shares                                  (Note A1)
---------------------------------------------------
         Hungary - 1.1%
  8,000    OTP Bank Ltd. ADR (b)....... $   493,126
                                        -----------
         India - 2.1%
 11,200    HDFC Bank Ltd. ADR..........     508,032
  6,200    Infosys Technologies Ltd.
            ADR........................     429,722
                                        -----------
                                            937,754
                                        -----------
         Israel - 1.3%
 19,700    Teva Pharmaceutical
            Industries Ltd. ADR........     588,242
                                        -----------
         Italy - 2.2%
168,900    UniCredito Italiano
            S.p.A......................     971,112
                                        -----------
         Japan - 20.8%
 12,000    Canon, Inc..................     647,604
 26,800    Denso Corp..................     717,927
 24,500    Fujisawa Pharmaceutical
            Co., Ltd...................     670,660
  3,900    Funai Electric Co., Ltd.....     484,122
  8,900    Honda Motor Co., Ltd........     461,198
  1,800    Keyence Corp................     403,318
  7,400    Nidec Corp..................     901,981
 18,900    Nitto Denko Corp............   1,036,577
    305    NTT DoCoMo, Inc.............     562,555
  3,600    Orix Corp...................     489,041
 14,000    Seven-Eleven Japan Co.,
            Ltd........................     441,300
 51,000    Sharp Corp..................     832,663
  6,400    SMC Corp....................     732,624
    100    Sumitomo Mitsui Financial
            Group, Inc.................     727,042
                                        -----------
                                          9,108,612
                                        -----------
         Korea - 2.4%
 12,400    Kookmin Bank ADR (a)........     484,592
  2,600    Samsung Electronics Co.,
            Ltd. GDR (b)...............     565,736
                                        -----------
                                          1,050,328
                                        -----------
         Netherlands - 1.1%
 16,500    Koninklijke (Royal) Philips
            Electronics N.V. (N.Y.
            Shares)....................     437,250
                                        -----------
         Spain - 3.8%
 40,900    Banco Bilbao Vizcaya
            Argentaria S.A.............     725,493
 48,700    Telefonica S.A..............     917,469
                                        -----------
                                          1,642,962
                                        -----------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2004


                                        Value
 Shares                               (Note A1)
------------------------------------------------
         Common Stocks (continued)
         Switzerland - 5.7%
  3,400    Nobel Biocare Holding
            AG...................... $   615,953
 17,900    Novartis AG
            (Registered)............     902,005
 11,800    UBS AG (Registered)......     989,473
                                     -----------
                                       2,507,431
                                     -----------
         Taiwan - 1.1%
 55,827    Taiwan Semiconductor
            Manufacturing Co., Ltd.
            ADR.....................     473,971
                                     -----------
         United Kingdom - 21.1%
 12,300    AstraZeneca plc ADR......     447,597
 63,998    Barclays plc.............     720,017
 37,200    BHP Billiton plc.........     436,021
 11,400    BP plc ADR...............     665,760
 96,100    British Sky Broadcasting
            plc.....................   1,036,904
 30,300    Exel plc.................     420,591
 32,200    HBOS plc.................     524,241
 24,265    Reckitt Benckiser plc....     733,270
 23,779    Royal Bank of Scotland
            Group plc...............     799,846
 52,700    Smith & Nephew plc.......     539,283
 41,900    Smiths Group plc.........     661,249
 24,528    Standard Chartered plc...     456,080
149,205    Tesco plc................     921,682
 31,600    Vodafone Group plc
            ADR.....................     865,206
                                     -----------
                                       9,227,747
                                     -----------
         Total -- Common Stocks
           (Cost $38,142,401).......  42,960,152
                                     -----------

  Face                                   Value
 Amount                                (Note A1)
--------------------------------------------------
         U.S. Government Obligation - 1.8%
         U.S. Treasury Bill - 1.8%
$803,000   3/17/05, 2.15% (c)
            (Cost $799,403)..........     799,608
                                      -----------
         TOTAL INVESTMENTS -- 100.1%
           (Cost $38,941,804)........  43,759,760
         Other Assets and Liabilities
          (Net) -- (0.1%)............     (39,554)
                                      -----------
         NET ASSETS -- 100%.......... $43,720,206
                                      ===========

(a)Non-income producing securities.
(b)144A Security - Certain conditions for public sale may exist. At December 31, 2004, the value of these securities was $1,058,862 or 2.42% of net assets.
(c)Zero coupon security - rate disclosed is the market yield as of December 31, 2004.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt
PFDPreferred
                            Sector Diversification

                                              % of
                                              Net      Market
                                             Assets    Value
                ------------------------------------------------
                Financials..................  26.6  $11,637,336
                Consumer Discretionary......  15.9    6,968,442
                Information Technology......  11.6    5,082,254
                Health Care.................  10.1    4,429,806
                Industrials.................   9.4    4,093,417
                Telecommunication Services..   8.9    3,862,886
                Consumer Staples............   6.5    2,817,436
                Energy......................   5.0    2,177,776
                Materials...................   4.3    1,890,799
                U.S. Government Obligation..   1.8      799,608
                                             -----  -----------
                  Total Investments......... 100.1   43,759,760
                Other Assets and Liabilities
                 (Net)......................  (0.1)     (39,554)
                                             -----  -----------
                  Net Assets................ 100.0  $43,720,206
                                             =====  ===========

The accompanying notes are an integral part of the financial statements.

  Statements of Assets and Liabilities

  December 31, 2004

                                                                                  International   Emerging    International
                                                                                      Value       Markets        Growth
                                                                                      Fund          Fund          Fund
                                                                                  ------------- ------------  -------------
ASSETS:
Investments, at Cost -- see accompanying portfolios.............................. $228,798,380  $303,146,065   $38,941,804
Foreign Currency, at Cost........................................................           --        30,979            --
                                                                                  ------------  ------------   -----------
                                                                                   228,798,380   303,177,044    38,941,804
                                                                                  ============  ============   ===========
Investments, at Value (Note A1).................................................. $288,566,789  $431,832,497   $43,759,760
Foreign Currency, at Value.......................................................           --        30,980            --
Receivable for Fund Shares Sold..................................................           --         1,000            --
Dividends Receivable.............................................................      443,720     1,233,324        24,523
Investment Securities Sold.......................................................      311,525            --            --
Foreign Withholding Tax Reclaim Receivable.......................................      241,240        64,583        10,399
Prepaid Expenses.................................................................        5,620        10,455           220
                                                                                  ------------  ------------   -----------
  Total Assets...................................................................  289,568,894   433,172,839    43,794,902
                                                                                  ------------  ------------   -----------
LIABILITIES:
Investment Securities Purchased..................................................      163,377            --            --
Overdraft Payable................................................................      161,711       200,054        10,974
Investment Advisory Fees Payable (Note B)........................................      126,480       263,009        11,316
Professional Fees Payable........................................................       58,486        63,232        40,083
Administration Fees Payable......................................................       29,126        42,371         4,192
Custodian Fees Payable...........................................................       27,610        67,567         3,990
Trustees' Fees Payable...........................................................        4,642         5,059         4,065
Accrued Expenses.................................................................        2,251         4,689            76
                                                                                  ------------  ------------   -----------
  Total Liabilities..............................................................      573,683       645,981        74,696
                                                                                  ------------  ------------   -----------
Net Assets....................................................................... $288,995,211  $432,526,858   $43,720,206
                                                                                  ============  ============   ===========
NET ASSETS CONSIST OF:
Paid-in Capital.................................................................. $249,366,749  $290,909,599   $38,541,168
Undistributed (Overdistributed) Net Investment Income............................     (253,611)      (18,840)      (68,252)
Accumulated Net Realized Gain (Loss).............................................  (19,936,474)   12,935,809       427,907
Unrealized Appreciation of Investments and Foreign Currency Translations.........   59,818,547   128,700,290     4,819,383
                                                                                  ------------  ------------   -----------
Net Assets....................................................................... $288,995,211  $432,526,858   $43,720,206
                                                                                  ============  ============   ===========
Shares of Beneficial Interest Outstanding (unlimited authorization, no par value)   24,444,073    43,042,523     3,161,554
                                                                                  ============  ============   ===========
Net Asset Value Per Share........................................................ $      11.82  $      10.05   $     13.83
                                                                                  ============  ============   ===========

The accompanying notes are an integral part of the financial statements.

  Statements of Operations

  Year Ended December 31, 2004


                                                                                      International   Emerging    International
                                                                                          Value       Markets        Growth
                                                                                          Fund          Fund          Fund
                                                                                      ------------- ------------  -------------
Investment Income:
Dividends............................................................................  $ 7,399,129  $ 11,656,958   $  410,246
Interest.............................................................................       77,585       136,674       14,213
  Less: Foreign Taxes Withheld.......................................................     (599,949)     (781,855)     (29,500)
                                                                                       -----------  ------------   ----------
  Total Income.......................................................................    6,876,765    11,011,777      394,959
                                                                                       -----------  ------------   ----------
Expenses:
Investment Advisory Fees (Note B)....................................................    2,115,299     4,687,422      200,680
Administration Fees..................................................................      314,650       519,675       29,553
Custodian Fees.......................................................................      309,615       875,213       40,407
Professional Fees....................................................................      106,998       133,973       50,597
Registration and Filing Fees.........................................................       24,431        26,178       23,484
Trustees' Fees and Expenses (Note E).................................................       20,235        23,158       16,453
Shareholder Reports..................................................................       15,320        25,017        3,064
Miscellaneous Expenses...............................................................       18,535        33,178          887
                                                                                       -----------  ------------   ----------
Total Expenses.......................................................................    2,925,083     6,323,814      365,125
Investment Advisory Fees Waived......................................................     (103,154)     (466,609)     (97,670)
                                                                                       -----------  ------------   ----------
Net Expenses.........................................................................    2,821,929     5,857,205      267,455
                                                                                       -----------  ------------   ----------
Net Investment Income................................................................    4,054,836     5,154,572      127,504
                                                                                       -----------  ------------   ----------
Net Realized Gain (Loss):
Security Transactions (net of India capital gains tax of $32,952 for Emerging Markets
 Fund)...............................................................................   23,763,548    99,622,118    1,314,533
Foreign Currency Transactions........................................................     (256,668)     (170,436)     (99,776)
                                                                                       -----------  ------------   ----------
Net Realized Gain....................................................................   23,506,880    99,451,682    1,214,757
                                                                                       -----------  ------------   ----------
Net Unrealized Appreciation (Depreciation) on:
Investments..........................................................................   15,533,349   (26,829,963)   3,154,483
Translation of Other Assets and Liabilities Denominated in Foreign Currency..........        3,457         9,892        1,365
Foreign Capital Gains Tax............................................................           --     1,676,451           --
                                                                                       -----------  ------------   ----------
  Net Unrealized Appreciation (Depreciation) during the period.......................   15,536,806   (25,143,620)   3,155,848
                                                                                       -----------  ------------   ----------
Net Realized Gain and Unrealized Appreciation (Depreciation).........................   39,043,686    74,308,062    4,370,605
                                                                                       -----------  ------------   ----------
Net Increase in Net Assets Resulting from Operations.................................  $43,098,522  $ 79,462,634   $4,498,109
                                                                                       ===========  ============   ==========

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                                 International Value Fund
                                                                            ----------------------------------
                                                                               Year Ended        Year Ended
                                                                            December 31, 2004 December 31, 2003
                                                                            ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................................................   $  4,054,836      $  4,199,968
Net Realized Gain..........................................................     23,506,880         6,876,237
Net Unrealized Appreciation................................................     15,536,806        66,049,177
                                                                              ------------      ------------
Net Increase in Net Assets Resulting from Operations.......................     43,098,522        77,125,382
                                                                              ------------      ------------
Distributions:
Net Investment Income......................................................     (4,033,107)       (3,989,505)
                                                                              ------------      ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................................................     35,094,553        40,154,446
Net Asset Value on Reinvestment of Distributions...........................      3,793,989         3,746,976
Cost of Shares Redeemed....................................................    (45,704,246)      (67,456,699)
Transaction Fees...........................................................        181,680           286,205
                                                                              ------------      ------------
Decrease in Net Assets from Capital Share Transactions.....................     (6,634,024)      (23,269,072)
                                                                              ------------      ------------
Net Increase in Net Assets.................................................     32,431,391        49,866,805
Net Assets:
  Beginning of Year........................................................    256,563,820       206,697,015
                                                                              ------------      ------------
  End of Year..............................................................   $288,995,211      $256,563,820
                                                                              ============      ============
  Overdistributed Net Investment Income Included in End of Year Net Assets.   $   (253,611)     $    (36,447)
                                                                              ============      ============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                                                   Emerging Markets Fund
                                                                                            ----------------------------------
                                                                                               Year Ended        Year Ended
                                                                                            December 31, 2004 December 31, 2003
                                                                                            ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................................................................   $   5,154,572     $  5,554,672
Net Realized Gain..........................................................................      99,451,682       28,978,172
Net Unrealized Appreciation (Depreciation).................................................     (25,143,620)     147,240,109
                                                                                              -------------     ------------
Net Increase in Net Assets Resulting from Operations.......................................      79,462,634      181,772,953
                                                                                              -------------     ------------
Distributions:
Net Investment Income......................................................................      (5,011,469)      (5,364,889)
Net Realized Gain..........................................................................     (80,431,284)              --
                                                                                              -------------     ------------
  Total Distributions......................................................................     (85,442,753)      (5,364,889)
                                                                                              -------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................................................................      19,034,999       47,567,443
Net Asset Value on Reinvestment of Distributions...........................................      84,425,062        4,940,712
Cost of Shares Redeemed....................................................................    (200,226,218)      (7,489,769)
Transaction Fees...........................................................................         735,135           47,465
                                                                                              -------------     ------------
Increase (Decrease) in Net Assets from Capital Share Transactions..........................     (96,031,022)      45,065,851
                                                                                              -------------     ------------
Net Increase (Decrease) in Net Assets......................................................    (102,011,141)     221,473,915

Net Assets:
  Beginning of Year........................................................................     534,537,999      313,064,084
                                                                                              -------------     ------------
  End of Year..............................................................................   $ 432,526,858     $534,537,999
                                                                                              =============     ============
  Undistributed/(Overdistributed) Net Investment Income Included in End of Year Net Assets.   $     (18,840)    $     41,447
                                                                                              =============     ============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                                 International Growth Fund
                                                                            ----------------------------------
                                                                                               For the Period
                                                                               Year Ended     June 23, 2003+ to
                                                                            December 31, 2004 December 31, 2003
                                                                            ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................................................    $   127,504       $    4,087
Net Realized Gain..........................................................      1,214,757           83,020
Net Unrealized Appreciation................................................      3,155,848        1,663,535
                                                                               -----------       ----------
Net Increase in Net Assets Resulting from Operations.......................      4,498,109        1,750,642
                                                                               -----------       ----------
Distributions:
Net Investment Income......................................................        (95,981)         (10,524)
Net Realized Gain..........................................................       (895,910)         (67,298)
                                                                               -----------       ----------
  Total Distributions......................................................       (991,891)         (77,822)
                                                                               -----------       ----------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................................................     30,427,500        6,924,701
Net Asset Value on Reinvestment of Distributions...........................        969,156           67,311
Transaction Fees...........................................................        152,500               --
                                                                               -----------       ----------
Increase in Net Assets from Capital Share Transactions.....................     31,549,156        6,992,012
                                                                               -----------       ----------
Net Increase in Net Assets.................................................     35,055,374        8,664,832
Net Assets:
  Beginning of Period......................................................      8,664,832               --
                                                                               -----------       ----------
  End of Period............................................................    $43,720,206       $8,664,832
                                                                               ===========       ==========
  Overdistributed Net Investment Income Included in End of Year Net Assets.    $   (68,252)      $       --
                                                                               ===========       ==========

+ Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Year

                                                                        International Value Fund
                                                          --------------------------------------------------
                                                                        Year Ended December 31,
                                                          --------------------------------------------------
                                                            2004      2003       2002       2001       2000
                                                          --------  --------  --------   --------   --------
Net Asset Value, Beginning of Year....................... $  10.28  $   7.37  $   8.56   $  10.21   $  11.49
                                                          --------  --------  --------   --------   --------
Income from Investment Operations:
Net Investment Income....................................     0.17      0.19      0.10       0.12       0.13
Net Realized and Unrealized Gain (Loss)..................     1.53      2.89     (1.16)     (1.70)     (1.36)
                                                          --------  --------  --------   --------   --------
  Total from Investment Operations.......................     1.70      3.08     (1.06)     (1.58)     (1.23)
                                                          --------  --------  --------   --------   --------
Less Distributions from:
Net Investment Income....................................    (0.17)    (0.18)    (0.13)     (0.08)     (0.07)
                                                          --------  --------  --------   --------   --------
Transaction Fees*........................................     0.01      0.01      0.00+      0.01       0.02
                                                          --------  --------  --------   --------   --------
Net Asset Value, End of Year............................. $  11.82  $  10.28  $   7.37   $   8.56   $  10.21
                                                          ========  ========  ========   ========   ========
Total Return.............................................    16.62%    42.10%   (12.46)%   (15.41)%   (10.58)%
Ratios and Supplemental Data:
Net Assets, End of Year (in Thousands)................... $288,995  $256,564  $206,697   $217,065   $247,585
Ratio of Expenses to Average Net Assets (1)..............     1.00%     1.00%     1.00%      1.00%      1.00%
Ratio of Net Investment Income to Average Net Assets (1).     1.44%     1.97%     1.32%      1.24%      1.07%
Portfolio Turnover Rate..................................       36%       43%       33%        49%        71%
-----------------------------
(1)Before voluntary expense limitation during the Year:
   Ratio of Expenses to Average Net Assets...............     1.04%     1.04%     1.04%      1.05%      1.04%
   Ratio of Net Investment Income to Average Net Assets..     1.40%     1.93%     1.28%      1.19%      1.03%

* Per share amount, based on average shares outstanding, of transaction fees. These amounts represent proceeds from a 0.50% transaction fee on purchases and redemptions. Effective May 3, 2002, the purchase fee has been discountinued.
+ Per share amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Year

                                                                         Emerging Markets Fund
                                                          -------------------------------------------------
                                                                        Year Ended December 31,
                                                          -------------------------------------------------
                                                            2004      2003       2002      2001       2000
                                                          --------  --------  --------   --------  --------
Net Asset Value, Beginning of Year....................... $  10.40  $   6.80  $   6.94   $   6.97  $   9.80
                                                          --------  --------  --------   --------  --------
Income from Investment Operations:
Net Investment Income....................................     0.15      0.11      0.04       0.09      0.02
Net Realized and Unrealized Gain (Loss)..................     1.95      3.60     (0.14)     (0.06)    (2.85)
                                                          --------  --------  --------   --------  --------
  Total from Investment Operations.......................     2.10      3.71     (0.10)      0.03     (2.83)
                                                          --------  --------  --------   --------  --------
Less Distributions from:.................................
Net Investment Income....................................    (0.14)    (0.11)    (0.04)     (0.07)    (0.01)
Capital Gains............................................    (2.33)       --        --         --        --
                                                          --------  --------  --------   --------  --------
  Total Distributions....................................    (2.47)    (0.11)    (0.04)     (0.07)    (0.01)
                                                          --------  --------  --------   --------  --------
Transaction Fees*........................................     0.02      0.00+     0.00+      0.01      0.01
                                                          --------  --------  --------   --------  --------
Net Asset Value, End of Year............................. $  10.05  $  10.40  $   6.80   $   6.94  $   6.97
                                                          ========  ========  ========   ========  ========
Total Return.............................................    20.65%    54.61%    (1.46)%     0.62%   (28.80)%
Ratios and Supplemental Data:
Net Assets, End of Year (in Thousands)................... $432,527  $534,538  $313,064   $250,157  $249,010
Ratio of Expenses to Average Net Assets (1)..............     1.25%     1.25%     1.25%      1.25%     1.25%
Ratio of Net Investment Income to Average Net Assets (1).     1.10%     1.42%     0.70%      1.27%     0.23%
Portfolio Turnover Rate..................................       41%       26%       37%        25%       70%
-----------------------------
(1)Before voluntary expense limitation during the Year:
   Ratio of Expenses to Average Net Assets...............     1.35%     1.34%     1.34%      1.36%     1.33%
   Ratio of Net Investment Income to Average Net Assets..     1.00%     1.33%     0.61%      1.16%     0.15%

* Per share amount, based on average shares outstanding, of transaction fees. These amounts represent proceeds from a 1.00% transaction fee on purchases and redemptions. Effective May 3, 2002, the purchase fee has been discontinued.
+ Per share amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout the Period



                                                               International Growth Fund
                                                          ---------------------------------
                                                                              For the Period
                                                          For the Year Ended June 23, 2003+ to
                                                          December 31, 2004  December 31, 2003
                                                          ------------------ -----------------
Net Asset Value, Beginning of Period.....................      $ 12.41            $10.00
                                                               -------            ------
Income from Investment Operations:
Net Investment Income....................................         0.04              0.01
Net Realized and Unrealized Gain.........................         1.63              2.52
                                                               -------            ------
  Total from Investment Operations.......................         1.67              2.53
                                                               -------            ------
Less Distributions from:
Net Investment Income....................................        (0.03)            (0.02)
Capital Gains............................................        (0.29)            (0.10)
                                                               -------            ------
  Total Distributions....................................        (0.32)            (0.12)
                                                               -------            ------
Transaction Fees***......................................         0.07                --
                                                               -------            ------
Net Asset Value, End of Period...........................      $ 13.83            $12.41
                                                               =======            ======
Total Return.............................................        14.06%            25.28%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands).................      $43,720            $8,665
Ratio of Expenses to Average Net Assets (1)..............         1.00%             1.00%*
Ratio of Net Investment Income to Average Net Assets (1).         0.48%             0.10%*
Portfolio Turnover Rate..................................           41%               13%**
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets...............         1.37%             2.21%*
   Ratio of Net Investment Income to Average Net Assets..         0.11%            (1.11)%*

* Annualized.
** Not annualized.
*** Per share amount, based on average shares outstanding, of transaction fees.
    These amounts represent proceeds from a 0.50% transaction fee on purchases and redemptions, if applicable.
+ Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements

  December 31, 2004

Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 2004, the Trust was comprised of three separate active, diversified portfolios (each individually referred to as a "Fund", collectively as the "Funds"). The International Value Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996. The International Growth Fund, also a Fund of the Trust, commenced operations on June 23, 2003.

The International Value Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets. The International Growth Fund seeks to achieve high long-term total return through a policy of investing primarily in the equity securities of companies organized or located outside of the United States.

The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds' investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

A. Accounting Policies: The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of the Funds' financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

Certain reclassifications were made to prior year amounts to conform to current year presentations.

  1. Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest reported sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Certain events affecting the values of securities maintained in the Funds' portfolios might occur between the close of the foreign exchanges on which those securities principally trade and the time at which the daily net asset value for the Funds is determined. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price and not less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued at prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest reported sales price on the day of valuation. If there is no such reported sale, the latest reported bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, unlisted foreign securities and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures, are valued at fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees, although the actual calculations are done by others.

  The fair value of a portfolio security is the price that the Funds might reasonably expect to receive upon its current sale. Under the Trust's fair valuation procedures, the Board of Trustees has delegated to Hansberger Global Investors, Inc., the Funds' Adviser, subject to the Board of Trustees' supervision and review, the responsibility to determine, in good faith, the fair value of only those securities for which market quotations are not readily available. Hansberger Global Investors, Inc. has established a Valuation Committee, which is responsible for complying with the Trust's fair value procedures and determining the fair value of each security for which market quotations are not readily available and for securities whose market quotations may not, in Hansberger Global Investors, Inc.'s opinion, reflect market value. When fair valuing equity securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value. As of December 31, 2004, approximately 0.0% of the market value of investments for the International Value Fund, 1.2% of the market value of investments for the Emerging Markets Fund, and 0.0% of the market value of investments for the International Growth Fund, were fair valued pursuant to procedures approved by the Board of Trustees.

  2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at current applicable foreign currency exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

  3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract on the date it is extinguished. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

  At December 31, 2004, the Funds had no outstanding forward currency exchange contracts.

  4. Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

  In determining the daily net asset values, the Funds estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2004, the Funds had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 2004, the Funds had no reserve related to taxes on the repatriation of foreign currencies.

  At December 31, 2004, the International Value Fund had capital loss carryforwards to offset future capital gains of $19,934,619 which will expire December 31, 2010. During the year ended December 31, 2004, the International Value Fund and the Emerging Markets Fund utilized capital loss carryforward for U.S. Federal income tax purposes of $23,747,436 and $6,287,895, respectively.

  Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2004, the International Value Fund deferred to January 1, 2005, for U.S. federal income tax purposes, post October currency losses of $46,720. For the year ended December 31, 2004, the Emerging Markets Fund deferred to January 1, 2005, for U.S. federal income tax purposes, post October currency losses of $38,280. For the year ended December 31, 2004, the International Growth Fund deferred to January 1, 2005, for U.S. federal income tax purposes, post October currency losses of $1,452.

  At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Funds were:

                                                            Net Unrealized
                                 Unrealized    Unrealized    Appreciation
     Fund              Cost     Appreciation (Depreciation) (Depreciation)
     ----          ------------ ------------ -------------- --------------
     International
      Value
      Fund........ $229,182,130 $ 62,528,698  $(3,144,039)   $ 59,384,659
     Emerging
      Markets
      Fund........  303,409,200  132,077,600   (3,654,303)    128,423,297
     International
      Growth
      Fund........   39,072,110    5,350,422     (662,772)      4,687,650

  5. Distribution of Income and Gains: Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment for post-October 31 losses and foreign currency transaction losses which are not recognized for tax purposes until the first day of the following fiscal year. The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

  The tax character of distributions paid during 2004 and 2003 were as follows:

                            2004 Distributions   2003 Distributions
            -             ---------------------- ------------------
                             Paid     Paid From
                             From     Long-term
                           Ordinary    Capital       Paid From
            Fund:           Income      Gain      Ordinary Income
            -----         ---------- ----------- ------------------
            International
             Value
             Fund........ $4,033,107 $        --     $3,989,505
            Emerging
             Markets
             Fund........  5,011,469  80,431,284      5,364,889
            International
             Growth
             Fund........    586,533     405,358         77,822

  Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain
  (loss) on investments and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

  At December 31, 2004, the International Value Fund reclassified $238,893 from undistributed net investment income (loss) to accumulated net realized gain
  (loss). The Emerging Markets Fund reclassified $203,390 from undistributed net investment income (loss) to accumulated net realized gain (loss). The International Growth Fund reclassified $99,775 from undistributed net investment income (loss) to accumulated net realized gain (loss). These reclassifications have no impact on the Funds' financial statements and are designed to present each Fund's capital account on a tax basis.

  As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                       Undistributed Undistributed
                                         Ordinary      Long-term
              Fund:                       Income     Capital Gain
              -----                    ------------- -------------
              International Value Fund   $174,911     $        --
              Emerging Markets Fund...     19,440      13,198,944
              International Growth
               Fund...................    106,840         384,575

  6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distributions for the Funds are recorded on the ex-date.

B. Adviser: Hansberger Global Investors, Inc. (the "Adviser"), a wholly-owned subsidiary of Hansberger Group, Inc., provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75%, 1.00% and 0.75% of average daily net assets of the International Value Fund, the Emerging Markets Fund and the International Growth Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Value Fund and the International Growth Fund and 1.25% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: J.P. Morgan Investor Services Co. (the "Administrator"), a subsidiary of J.P. Morgan Chase & Co., provides the Trust with administrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds' combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain employees of J.P. Morgan Investor Services Co. are officers of the Trust.

D. Custodian: JPMorgan Chase Bank serves as the Trust's custodian in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or interested person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or interested persons receive no remuneration for their service as Trustees.

Expenses for the period ended December 31, 2004, include legal fees paid to Morgan, Lewis & Bockius LLP. A Trustee of the Trust was a partner of that firm until January 2002.

F. Purchases and Sales: For the period ended December 31, 2004, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

               Fund                      Purchases      Sales
               ----                     ------------ ------------
               International Value Fund $ 98,599,595 $105,805,680
               Emerging Markets Fund...  189,147,791  362,072,957
               International Growth
                Fund...................   40,398,178   10,471,097

There were no purchases or sales of long-term U.S. Government securities during the period ended December 31, 2004.

G. Capital Share Transactions: Transactions in fund shares for the periods indicated below:

                                             International Value Fund
                                             ----------------------
                                                Year         Year
                                               Ended        Ended
                                              12/31/04     12/31/03
                                             ----------   ----------
            Shares sold.....................  3,280,203    4,203,177
            Shares issued on Reinvestment of
             Distributions..................    322,618      380,790
            Shares repurchased.............. (4,125,396)  (7,664,242)
                                             ----------   ----------
            Decrease........................   (522,575)  (3,080,275)
            Fund shares:
            Beginning of the Period......... 24,966,648   28,046,923
                                             ----------   ----------
            End of the Period............... 24,444,073   24,966,648
                                             ==========   ==========

                                             Emerging Markets Fund
                                            -----------------------
                                                Year        Year
                                               Ended       Ended
                                              12/31/04    12/31/03
                                            -----------  ----------
           Shares sold.....................   1,776,487   5,798,437
           Shares issued on Reinvestment of
            Distributions..................   8,484,893     491,625
           Shares repurchased.............. (18,639,788)   (883,889)
                                            -----------  ----------
           Increase (Decrease).............  (8,378,408)  5,406,173
           Fund shares:
           Beginning of the Period.........  51,420,931  46,014,758
                                            -----------  ----------
           End of the Period...............  43,042,523  51,420,931
                                            ===========  ==========

                                               International Growth
                                                     Fund*
                                               --------------------
                                                 Year      Period
                                                Ended      Ended
                                               12/31/04   12/31/03
                                               ---------  --------
              Shares sold..................... 2,392,388  692,365
              Shares issued on Reinvestment of
               Distributions..................    71,121    5,680
                                               ---------  -------
              Increase........................ 2,463,509  698,045
              Fund shares:....................
              Beginning of the Period.........   698,045       --
                                               ---------  -------
              End of the Period............... 3,161,554  698,045
                                               =========  =======

*  The Fund commenced operations on June 23, 2003.

Shareholders entering after April 1, 1997, were charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee is 0.50% for the International Value Fund and the International Growth Fund, and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with exchanges from one Fund to another, certain other transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

Effective May 3, 2002, the purchase fee in connection with the International Value Fund and the Emerging Markets Fund has been discontinued. The redemption fee for the International Value Fund and the Emerging Markets Fund remains in place. The purchase fee and redemption fee for the International Growth Fund remain in place.

On December 10, 2004 the Adviser voluntarily reimbursed the Emerging Markets Fund $326,370 for transaction fees which had inadvertently not been collected from December 1998 to July 2004.

On February 25, 2005, the Funds' transfer agent reprocessed certain shareholder account transactions in the International Growth Fund. This reprocessing was necessary in order to properly deduct the 0.50% initial purchase fee on subscriptions into this Fund, as outlined above as well as in the Funds' prospectus, and to properly reflect subsequent purchase, exchange and dividend transactions in shareholder accounts that may have been incorrect. The effect of the aforementioned reprocessing is reflected in this report.

H. Other: As of December 31, 2004, the Funds had shareholders that held greater than 10% of outstanding shares. Investment activities of these shareholders could have a material impact on those Funds. The number of greater than 10% shareholders and aggregate percentage of shares held by such owners was as follows:

                                         Number of
                                       greater than    Percentage of
           Fund                      10 % Shareholders   Ownership
           ----                      ----------------- -------------
           International Value Fund.         3             63.2%
           Emerging Markets Fund....         4             70.8
           International Growth Fund         4             99.8

  Report of Independent Registered Public Accounting Firm


To the Trustees and Shareholders of the Hansberger Institutional Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Value Fund, Emerging Markets Fund, and International Growth Fund (each a series of Hansberger Institutional Series) (the "Funds") at December 31, 2004, the results of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial statements and financial highlights of International Value Fund and Emerging Markets Fund as of December 31, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated February 1, 2002 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, MA
February 28, 2005

  Federal Tax Information (Unaudited)


For the year ended December 31, 2004, the Funds had no dividends paid that qualified for the 70% dividend received deduction for corporate shareholders.

For the year ended December 31, 2004, the percentage of income earned from direct treasury obligations amounted to:

              Fund                          Direct Treasury Income
              ----                          ----------------------
              International Value Fund.....          1.14%
              Emerging Markets Fund........          1.09
              International Growth Fund ...          0.79

For the year ended December 31, 2004, the Funds intended to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund                          Foreign Tax Credit Pass-Through Foreign Source Income
----                          ------------------------------- ---------------------
International Value Fund.....           $  616,194                 $ 7,415,232
Emerging Markets Fund........            1,236,055                  11,677,281
International Growth Fund ...               37,998                     409,139

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return:

            Fund                          Long-term Capital Gain 20%
            ----                          --------------------------
            Emerging Markets Fund........        $80,431,284
            International Growth Fund ...            405,358

For the year ended December 31, 2004, qualified dividend income for each Fund amounted to:

            Fund                          Qualifying Dividend Income
            ----                          --------------------------
            International Value Fund.....         $4,649,301
            Emerging Markets Fund........          6,059,151
            International Growth Fund ...            329,793

  Trustees and Officers of the Trust

                               Offices with
                               the Trust and
                                 Length of             Principal Occupation           Other Directorships
Name and Address                Time Served         during the Past Five Years          of the Trustees
----------------               ------------- ---------------------------------------- -------------------

THOMAS L. HANSBERGER* (71)....  President    Director, Chief Executive Officer,        None
401 East Las Olas Blvd.         and          President, Chief Investment Officer and
Suite 1700                      Trustee,     Treasurer, Hansberger Global Investors,
Fort Lauderdale, FL 33301       Since 1996   Inc., 1994 to present; Director, Chief
                                             Executive Officer, President and
                                             Treasurer, Hansberger Group, Inc., 1999
                                             to present; President and Chief
                                             Executive Officer, Templeton
                                             Worldwide, 1992 to 1993; President,
                                             Director and Chief Executive Officer,
                                             Templeton, Galbraith & Hansberger Ltd.,
                                             1985 to 1992.

KATHRYN B. MCGRATH, ESQ.* (60)  Trustee,     Partner, Crowell & Moring LLP, 2002 to    None
401 East Las Olas Blvd.         Since 1996   present, Morgan, Lewis & Bockius LLP,
Suite 1700                                   1990 to 2002.
Fort Lauderdale, FL 33301

STUART B. ROSS (67)...........  Trustee,     Retired; Executive Vice President, Xerox  Director of
401 East Las Olas Blvd.         Since 1996   Corporation, 1990 to 1999; Chief          Micro Strategy,
Suite 1700                                   Executive Officer, Xerox Financial        Inc. June 2001-
Fort Lauderdale, FL 33301                    Services, Inc. 1990 to 1999.              present,
                                                                                       Director of HUB
                                                                                       International
                                                                                       Limited 2003-
                                                                                       2004.

WILLIAM F. WATERS, ESQ. (72)..  Trustee,     Retired; former Senior Vice President,    Director of
401 East Las Olas Blvd.         Since 1996   Merrill Lynch, & Co., Inc. 1957 to 1996.  Permal Asset
Suite 1700                                   CEO of Merrill Lynch's International      Management
Fort Lauderdale, FL 33301                    Private Banking Group 1984 to 1996.       Family of Funds
                                                                                       (off-shore
                                                                                       funds), Director
                                                                                       of Haussmann
                                                                                       Holdings, N.V.
                                                                                       (off-shore
                                                                                       funds), Director
                                                                                       of W.P. Stewart
                                                                                       & Co. Growth
                                                                                       Fund, Inc.
                                                                                       (registered
                                                                                       mutual fund).

EDWARD M. TIGHE (62)..........  Trustee,     Retired; Chief Executive Officer, Asgard  Director of Ivy
401 East Las Olas Blvd.         Since 2000   Group, 2002 to 2004; CEO, JBE             Funds 1999-
Suite 1700                                   Technology Group, 2001 to 2003; Global    present,
Fort Lauderdale, FL 33301                    Fund Services, 1993 to 2000; Chief        Director of
                                             Executive Officer, President, Citco       Asgard Group,
                                             Technology Management, 1992 to 2000.      Inc. June 2001-
                                                                                       February 2004.

                                  Offices with
                                  the Trust and
                                    Length of              Principal Occupation            Other Directorships
Name and Address                   Time Served          during the Past Five Years           of the Trustees
----------------                  ------------- ------------------------------------------ -------------------

J. CHRISTOPHER JACKSON, ESQ. (53)  Vice         Director, Hansberger Global Investors,             N/A
401 East Las Olas Blvd.            President,   Inc., 1999 to present; Senior Vice
Suite 1700                         Since 1996   President, General Counsel and Assistant
Fort Lauderdale, FL 33301                       Secretary Hansberger Global Investors,
                                                Inc. 1996 to present; Senior Vice
                                                President, General Counsel and Assistant
                                                Secretary of Hansberger Group, Inc.,
                                                1999 to present; Vice President, Global
                                                Decisions Group, LLC, 1998 to 2001;
                                                General Counsel and Secretary MCM
                                                Group, Inc. and McCarthy, Crisanti &
                                                Maffei, Inc., 1996 to 2001; Trustee,
                                                Hansberger Institutional Series, 1996 to
                                                2001; Vice President, Associate General
                                                Counsel and Assistant Secretary, Van
                                                Kampen American Capital, Inc. 1986 to
                                                1996.

WESLEY E. FREEMAN (54)...........  Vice         Director, Hansberger Global Investors,             N/A
401 East Las Olas Blvd.            President,   Inc., 2000 to present; Managing Director
Suite 1700                         Since 1996   of Institutional Marketing, Hansberger
Fort Lauderdale, FL 33301                       Global Investors, Inc. 1996 to present;
                                                Executive Vice President for Institutional
                                                Business Development, Templeton
                                                Worldwide, 1989 to 1996.

PETER BRAUN (63).................  Vice         Senior Vice President - Institutional              N/A
401 East Las Olas Blvd.            President,   Marketing, Hansberger Global Investors,
Suite 1700                         Since 2000   Inc., 2000 to present; Director of
Fort Lauderdale, FL 33301                       Institutional Sales and Marketing,
                                                Santander Global Advisers, 1998 to 2000;
                                                Principal, State Street Global Advisors,
                                                1985 to 1998.

THOMAS A. CHRISTENSEN, Jr. (34)..  Treasurer,   CFO, 1998 to present; Vice President               N/A
401 East Las Olas Blvd.            Since 1996   and Controller, Hansberger Global
Suite 1700                                      Investors, Inc. 1996 to 1998; CFO of
Fort Lauderdale, FL 33301                       Hansberger Group, Inc. from 1999 to
                                                present. Accountant, Arthur Andersen
                                                LLP, 1993 to 1996.

                              Offices with
                              the Trust and
                                Length of             Principal Occupation           Other Directorships
Name and Address               Time Served         during the Past Five Years          of the Trustees
----------------              ------------- ---------------------------------------- -------------------

KIMBERLEY SCOTT (42).........  Chief        Director, Hansberger Global Investors,           N/A
401 East Las Olas Blvd.        Compliance   Inc. 1999 to present; Senior Vice
Suite 1700                     Officer,     President, Chief Administrative Officer,
Fort Lauderdale, FL 33301      Since 2004   Chief Compliance Officer and Assistant
                               Secretary,   Treasurer, Hansberger Global Investors,
                               Since 1996   Inc. 1994 to present; Senior Vice
                                            President, Chief Administrative Officer,
                                            Chief Compliance Officer and Assistant
                                            Treasurer, Hansberger Group, Inc., 1999
                                            to present; Senior Vice President,
                                            Executive Assistant and Portfolio
                                            Supervisor, Templeton Worldwide, 1992
                                            to 1994.

HELEN A. ROBICHAUD, ESQ. (52)  Assistant    Vice President and Associate General             N/A
73 Tremont Street              Secretary,   Counsel, J.P. Morgan Investor Services
Boston, MA 02108               Since 1996   Co., 1994 to present.

ELLEN O'BRIEN (46)...........  Assistant    Assistant Treasurer, State Regulation of         N/A
73 Tremont Street              Secretary,   J.P. Morgan Investor Services Co., 1991
Boston, MA 02108               Since 1996   to present.

ROBERT G. KUBILIS (31).......  Assistant    Vice President, J.P. Morgan Investor             N/A
73 Tremont Street              Treasurer,   Services Co., 2002 to present. Assistant
Boston, MA 02108               Since 2003   Vice President, J.P. Morgan Investor
                                            Services Co., 1998 to 2002.


   Additional information about the Trust's trustees and officers is included in the Statement of Additional Information and is available without charge, upon request by calling the Customer Service department at (800) 414-6927.

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officers, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Stuart B. Ross is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Ross is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees for professional services rendered for Hansberger Institutional Series International Value Fund, Emerging Markets Fund, and International Growth Fund (the "Funds") by PricewaterhouseCoopers LLP ("PwC") for the years ended December 31, 2004 and 2003 were:

                                        2004            2003
                                   --------------   -------------
        Audit Fees (a)             $      125,980   $     109,075

        Audit Related Fees (b)             16,530          10,000

        Tax Fees (c)                       14,175          13,450

        All Other Fees (d)                      -               -
                                   --------------   -------------
                                   $      156,685   $     132,525
                                   ==============   =============

(a)     Audit Fees
These fees relate to professional services rendered by PwC for the audits of the Funds' annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Funds, issuance of consents, income tax provision procedures and assistance with review of documents filed with the Securities and Exchange Commission.

(b)     Audit-Related Fees
These fees relate to assurance and related services by PwC in connection with June 30, 2004 and 2003 semi-annual financial statements.

(c)     Tax Fees
These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Funds' federal and state income tax returns, review of excise tax calculations and returns, and a review of the Funds' calculations of capital gains and income distributions.

(d)     All Other Fees
These fees relate to products and services provided by PwC other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2004 and 2003.


(e) The Funds' Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

        i) Directly relate to the Funds' operations and financial reporting; and
        ii) Rendered by PwC to the Funds' adviser, Hansberger Global Investors, Inc., and entities in a control relationship with the advisor ("service affiliate") that provides ongoing services to the Funds.

                                        2004             2003
                                   --------------   -------------
        Audit Related Fees                      -               -

        Tax Fees                                -               -

        All Other Fees                          -               -
                                   --------------   -------------
                                                -               -
                                   ==============   =============

There were also no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2004 and 2003.

(f)     Not Applicable

(g)     Aggregate Fees

Aggregate fees billed to the Funds for non-audit services for 2004 and 2003 were $30,705 and $23,450 respectively. Aggregate fees billed to the Funds' adviser and service affiliates for non-audit services were $41,562 and $43,922 respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Funds' operations and financial reporting.

(h) The Funds' Audit Committee has considered whether the provisions for non-audit services to the Funds' adviser and service affiliates that did not require pre-approval, is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of this Audit Committee are: Stuart B. Ross (Chairman), Edward M. Tighe and William F. Waters.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item No. 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

        (a) Based on their evaluation of disclosure controls and procedures as of a date within 90 days of the filing date of this document the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are not effective in that certain shareholders of the Emerging Markets Fund and the International Value Fund have not been charged transaction fees where such transaction fees should have been charged. On March 10, 2005, the registrant disclosed in a Form 12b-25 relating to the late filing of this form that the registrant had recently identified various instances where certain shareholders were not charged transaction fees where such transaction fees should have been charged. Since then, the registrant has identified additional instances since 1997 when transaction fees should have been charged. The registrant has not completed its review of this matter. As of the date hereof, however, the registrant has concluded that the registrant's internal control over financial reporting and the controls relating to its service providers need to be strengthened so that, in the future, transaction fees are charged in those instances in which they are required to be charged.

        (b) There was no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting. As noted above, the registrant expects that it will strengthen its internal control over financial reporting so that transaction fees are charged in the future in those instances in which they are required to be charged.

ITEM 12. EXHIBITS.

        (a) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

        (b) (1) Certifications pursuant to Rule 30a-2 under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with the Form N-CSR are attached hereto.

            (2) Certifications required by Rule 30a-2 (a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Exchange Act and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger Institutional Series

By:     /s/ Thomas L. Hansberger
        -----------------------------------------
        Thomas L. Hansberger
        President and Chief Executive Officer

Date:   March 24, 2005

Pursuant to the requirements of the Exchange Act and 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Thomas L. Hansberger
        -----------------------------------------
        Thomas L. Hansberger
        President and Chief Executive Officer

Date:   March 24, 2005

By:     /s/ Thomas A. Christensen, Jr.
        -----------------------------------------
        Thomas A. Christensen, Jr.
        Chief Financial Officer

Date:   March 24, 2005